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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        DECEMBER 3, 1998
                                                 -------------------------------



                           PAIRGAIN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)



           DELAWARE                       0-22202                 33-0282809
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)



   14402 FRANKLIN AVENUE, TUSTIN, CA                           92780-7013
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (714) 832-9922



                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

        On December 3, 1998 PairGain Technologies, Inc. ("the Company") announced in a press release the appointment of Michael Pascoe to the position of President, Chief Executive Officer and member of the Board of Directors. In addition, the Company announced that it expects that both revenues and operating earnings for the fourth quarter will be significantly below current market expectations. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit No.    Exhibit
     -------------- ------------------------------------------------------------

     99.1           Text of Press Release dated December 3, 1998.


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 10, 1998                       PAIRGAIN TECHNOLOGIES, INC.



                                                 \S\ CHARLES W. MCBRAYER
                                           -------------------------------------
                                                   Charles W. McBrayer
                                                  Senior Vice President,
                                           Chief Financial Officer and Secretary


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                                INDEX TO EXHIBITS

Exhibit No.         Exhibit
------------------- ------------------------------------------------------------

99.1                Text of Press Release dated December 3, 1998.